                                                                   EXHIBIT 17(a)


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!












                     PLEASE SIGN, DATE AND RETURN YOUR PROXY

                                     TODAY!



                  Please detach at perforation before mailing.

 ................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. VOTE ONLY FOR THE PROPOSAL AFFECTING THE FUND WHOSE SHARES YOU OWN.

           FOR              AGAINST              ABSTAIN
           [ ]                [ ]                  [ ]

1. A. To approve an Agreement and Plan of Reorganization providing for the combination of AIM International Growth Fund with AIM
        International Equity Fund.

           FOR              AGAINST              ABSTAIN
           [ ]                [ ]                  [ ]

1. B. To approve an Agreement and Plan of Reorganization providing for the combination of AIM Worldwide Growth Fund with AIM Global Growth Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








                     PLEASE SIGN, DATE AND RETURN YOUR PROXY

                                     TODAY!

                  Please detach at perforation before mailing.

 ................................................................................

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                                AIM GROWTH SERIES

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                          AIM INTERNATIONAL GROWTH FUND

                                       AND

                            AIM WORLDWIDE GROWTH FUND

                                FEBRUARY 10, 1999

The undersigned hereby appoints Charles T. Bauer and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM International Growth Fund and AIM Worldwide Growth Fund, each a portfolio of AIM Growth Series, to be held on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of AIM International Growth Fund or AIM Worldwide Growth Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such, if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held  jointly)

                                        Dated
                                              ----------------------------------

                                        2